SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported)  September 17, 1996

                         BALCOR PENSION INVESTORS - V
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-13233
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3254673
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
-----------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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a)  Granada Apartments

In  1985, the Partnership funded a $1,894,920 loan evidenced by a promissory note in the amount of $3,200,000 and secured by a wrap-around mortgage (the "Loan") on the Granada Apartments, Tampa, Florida. In 1992, the Partnership purchased the primary underlying mortgage loan for $1,190,643. The Partnership obtained title to the property through foreclosure in 1993, subject to the remaining underlying mortgage loan held by an unaffiliated party. Subsequently in 1993, the Partnership repaid the remaining underlying first mortgage loan in the amount of $ 9,220.

On September 17, 1996,  the Partnership contracted to  sell the property for  a
sale  price  of   $2,850,000  to  an   unaffiliated  party,  Housing   Systems,
Incorporated, a Georgia corporation. The purchaser has deposited $50,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for October 31, 1996. From the proceeds of the sale, the Partnership will pay $114,000 to an unaffiliated party as a
brokerage commission.   An  affiliate  of the  third party  providing  property
management services for the property will receive a fee for services rendered in connection with the sale of the property of up to $28,000. The Partnership will receive the remaining proceeds of approximately $2,700,375, less closing costs. Of such proceeds $50,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days
after closing.   Neither  the  General  Partner nor  any  affiliate  will
receive  a brokerage commission in connection with the sale of the property.
The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell 4 other properties to the purchaser, including Plantation Apartments and The Glades on Ulmerton Apartments, described elsewhere in this report.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b)  Plantation Apartments

In 1985, the Partnership funded a $2,105,080 loan evidenced by a promissory note in the amount of $3,600,000 and secured by a wrap-around mortgage (the "Loan") on the Plantation Apartments, Tampa, Florida. The Partnership obtained title to the property through foreclosure in 1993, subject to the interest only underlying mortgage loan held by an unaffiliated party. In 1993, the Partnership repaid the underlying first mortgage loan in the amount of $1,494,920.

On September 17, 1996,  the Partnership contracted to  sell the property for  a
sale  price  of   $3,550,000  to  an   unaffiliated  party,  Housing   Systems,
Incorporated, a Georgia corporation. The purchaser has deposited $50,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for October 31, 1996. From the proceeds of the sale, the Partnership will pay $124,250 to an unaffiliated party as a
brokerage commission.   An  affiliate  of the  third party  providing  property
management services for the property will receive a fee for services rendered in connection with the sale of the property of up to $44,375. The Partnership will receive the remaining proceeds of approximately $3,381,375, less closing costs. Of such proceeds $50,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days
after closing.   Neither  the  General  Partner nor  any  affiliate  will
receive  a brokerage commission in connection with the sale of the property.
The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell 4 other properties to the purchaser, including Granada Apartments and The Glades on Ulmerton Apartments, described elsewhere in this report.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

c)  The Glades on Ulmerton Apartments

In 1984, the Partnership funded a $3,618,952 loan evidenced by a promissory note in the amount of $6,350,000 and secured by a wrap-around mortgage (the "Loan") on The Glades on Ulmerton Apartments, Largo, Florida. The Partnership obtained title to the property through foreclosure in 1991, subject to the underlying mortgage loan held by an unaffiliated party. In 1994, the Partnership prepaid the underlying first mortgage loan in the amount of $2,241,349.

On September 17, 1996,  the Partnership contracted to  sell the property for  a
sale  price  of   $6,500,000  to  an   unaffiliated  party,  Housing   Systems,
Incorporated, a Georgia corporation. The purchaser has deposited $50,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for October 31, 1996. From the proceeds of the sale, the Partnership will pay $146,250 to an unaffiliated party as a
brokerage commission.   An  affiliate  of the  third party  providing  property
management services for the property will receive a fee for services rendered in connection with the sale of the property of up to $81,250. The Partnership will receive the remaining proceeds of approximately $6,272,500, less closing costs. Of such proceeds $50,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days
after closing.   Neither  the  General  Partner nor  any  affiliate  will
receive  a brokerage commission in connection with the sale of the property.
The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell 4 other properties to the purchaser, including Granada Apartments and the Plantation Apartments, described elsewhere in this report.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) (i)  Agreement of Sale and attachments thereto relating to the sale of the Granada Apartments, Tampa, Florida.

                  (ii) First Amendment to Agreement of Sale relating to the
                       sale of the Granada Apartments, Tampa, Florida.

              (b) (i) Agreement of Sale and attachments thereto relating to the sale of the Plantation Apartments, Tampa, Florida.

                  (ii) First Amendment to Agreement of Sale relating to the
                       sale of the Plantation Apartments, Tampa, Florida.

              (c) (i) Agreement of Sale and attachments thereto relating to the sale of The Glades on Ulmerton Apartments, Largo, Florida.

                  (ii) First Amendment to Agreement of Sale relating to the
                       sale of The Glades on Ulmerton Apartments, Largo,
                       Florida.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR PENSION  INVESTORS-V

                         By: Balcor Mortgage Advisors-V, an Illinois general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  October 2, 1996
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